Exhibit 99.2
[LOGO OF OLD NATIONAL BANCORP]


 Old National Bancorp




 Financial Trends

 Third Quarter 2003


 October 23, 2003


 Please direct inquiries to:

 John Poelker, Executive Vice President & Chief Financial Officer (812) 461-9099 or Candice Jenkins, Vice President & Corporate Controller (812) 461-9769


Note: - 1999 data has been restated to reflect the acquisitions of ANB Corporation and Heritage Financial Services, Inc. during the 1st Quarter, 2000. Dulaney Bancorp, also acquired during the 1st Quarter of 1999, was also accounted for as a pooling of interests but prior year data was not restated due to immateriality.

      - Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

     - Certain prior year amounts may have been restated to conform with the 2003 presentation. Such reclassifications had no effect on net income.

     - All share and per share data have been adjusted for stock dividends and stock splits.

                                                             Old National Bancorp
                                                               Financial Summary
                                                               -----------------
                                                               Third Quarter 2003
                                                                                  2002                            2003
  1999   2000   2001   2002                                         1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
  ----   ----   ----   ----                                         ------- ------- ------- -------  ------- ------- ------- -------
                            Profitability (in millions)
                            ---------------------------
  93.3   61.7   93.0  117.9 NET INCOME from Continuing Operations     27.9    28.5    34.8    26.7     26.3    27.1    11.8
     -  (25.7)  (5.9)   8.3 NON-OPERATING Income (Expense)               -       -     8.3       -        -       -       -
  93.3   87.4   99.0  109.6 OPERATING EARNINGS (2)                    27.9    28.5    26.5    26.7     26.3    27.1    11.8
  95.5   91.5  105.1  110.7 OPERATING CASH EARNINGS (1)               28.1    28.7    26.9    27.0     26.7    27.5    12.4

------------------------------------------------------------------------------------------------------------------------------------
                            Diluted EPS
                            -----------
  1.37   0.94   1.42   1.84 Net Income from Continuing Operations     0.43    0.44    0.55    0.42     0.41    0.43    0.18
     -  (0.37) (0.09)  0.13 Non-Operating                                -       -    0.13       -        -       -       -
  1.37   1.31   1.51   1.71 Operating (2)                             0.43    0.44    0.42    0.42     0.41    0.43    0.18
  1.41   1.38   1.61   1.72 Operating Cash (1)                        0.43    0.45    0.42    0.42     0.42    0.43    0.20
------------------------------------------------------------------------------------------------------------------------------------

                            Net Income Ratios
                            -----------------
15.13% 10.11% 14.91% 17.84% Return on Common Equity (3)             17.55%  17.31%  20.74%  15.77%   15.07%  15.35%   6.54%
 1.20%  0.73%  1.05%  1.27% Return on Assets                         1.23%   1.24%   1.49%   1.13%    1.11%   1.12%   0.49%

                            Operating  Ratios
                            -----------------
 1.20%  1.03%  1.12%  1.18% Return on Assets (2)                     1.23%   1.24%   1.14%   1.13%    1.11%   1.12%   0.49%
 58.6%  58.3%  57.6%  56.5% Efficiency Ratio (2)                     55.3%   54.7%   56.6%   59.2%    58.9%   53.7%   63.2%
 4.09%  3.65%  3.77%  3.65% Net Interest Margin                      3.81%   3.71%   3.60%   3.50%    3.46%   3.35%   3.32%
 0.17%  0.39%  0.45%  0.34% Net Charge-offs / Average Loans (4)      0.33%   0.23%   0.39%   0.41%    0.89%   0.60%   1.85%
------------------------------------------------------------------------------------------------------------------------------------

                            Capital Ratios:
                            ---------------
                            Risk-Based Capital Ratios
                            (end of period):
 10.6%   9.2%   9.3%  11.1%   Tier 1                                  9.7%   11.5%   11.3%   11.1%    11.3%   11.4%   11.1%
 12.1%  10.4%  12.8%  14.8%   Total                                  13.4%   15.1%   14.9%   14.8%    15.0%   15.1%   14.7%
  7.5%   6.7%   6.6%   7.5% Leverage Ratio (to average assets)        6.7%    7.8%    7.7%    7.5%     7.6%    7.5%    7.3%

 7.90%  6.92%  7.27%  7.47% Total equity to assets (averages)        7.21%   7.29%   7.67%   7.68%    7.88%   7.85%   7.70%
------------------------------------------------------------------------------------------------------------------------------------

                            Stock Price/ Dividend Ratios:
                            -----------------------------
  0.54   0.59   0.62   0.69 Per Share Dividend                        0.16    0.16    0.18    0.19     0.19    0.19    0.19
   39%    44%    41%    40% Dividend Payout Ratio                      38%     37%     43%     43%      46%     44%    100%
 26.69  25.86  22.90  23.14 Stock Price at EOP                       23.31   24.24   23.68   23.14    21.40   23.00   22.35
  8.94   9.43   9.95  11.60 Book Value Per Share                     10.08   10.83   11.42   11.60    11.68   12.05   11.34

     (1)  Excludes after-tax impact of amortization of intangible assets.
     (2) Operating earnings exclude gains on branch divestitures and restructuring charges.
     (3)  Excludes other comprehensive income.
     (4) Net charge-offs include $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the third quarter and second quarter of 2003, respectively.

                                                            Old National Bancorp
                                                               INCOME STATEMENT
                                                   ($ In Millions except EPS information)

   Nine Months         Change                                                       Third Quarter            Change
  2003     2002      $        %                                               2003              2002          $            %
-------  -------  --------  -----                                            -------          -------     --------       -----
$ 377.5  $ 434.9  $ (57.4)   -13%    Interest Income - FTE                   $ 120.9          $ 142.7     $ (21.7)        -15%
  152.8    197.0    (44.1)   -22%    Less:  Interest Expense                    47.3             64.7       (17.4)        -27%
-------  -------  --------  -----                                            -------          -------     --------       -----
  224.6    237.9    (13.3)    -6%    Net Interest Income - FTE                  73.6             78.0        (4.3)         -6%

   22.7     17.3      5.4     31%    Trust and asset management fees             7.6              7.3         0.3           5%
   33.8     30.3      3.5     11%    Service charges on deposit accounts        11.5             10.8         0.7           6%
   27.4     11.7     15.7    134%    Insurance premiums and commissions         10.1              3.3         6.8         206%
    8.0      6.4      1.6     25%    Investment product fees                     2.6              2.5         0.1           4%
   17.3     10.0      7.3     73%    Mortgage banking revenue                    8.0              3.9         4.1         104%
   18.9     17.6      1.3      7%    Other income                                5.9              6.4        (0.5)         -8%
-------  -------  --------  -----                                            -------          -------     --------       -----
  128.1     93.3     34.7     37%      Total Fees and Service Charges           45.7             34.2        11.5          34%

   23.6      8.3     15.2    183%    Gains (Losses) Sales of Securities          0.1              5.8        (5.7)        -99%

  151.6    101.7     49.9     49%      Total Noninterest Income                 45.8             40.0         5.7          14%

  376.2    339.6     36.6     11%      Total Revenues (FTE)                    119.4            118.0         1.4           1%

  129.2    109.7     19.5     18%    Salaries and employee benefits             43.4             38.7         4.7          12%
   90.4     78.8     11.6     15%    Other expense                              32.1             28.0         4.0          14%
-------  -------  --------  -----                                            -------          -------     --------       -----

  219.6    188.5     31.1     16%      Total Noninterest Expense                75.5             66.7         8.7          13%

   59.0     26.0     33.0    127%    Provision for loan losses                  27.5             11.0        16.5         150%

   97.7    125.1    (27.4)   -22%      Pre-Tax Income (FTE)                     16.4             40.3       (23.8)        -59%

   13.6     23.6    (10.0)   -42%    Income Taxes                               (1.5)             7.3        (8.9)       -121%
   18.9     18.5      0.4      2%    FTE Adjustment                              6.2              6.4        (0.2)         -4%
-------  -------  --------  -----                                            -------          -------     --------       -----

   32.5     42.1     (9.6)   -23%      Total Taxes (FTE)                         4.6             13.7        (9.1)        -66%

   65.1     82.9    (17.8)   -21%       Operating Earnings (1)                  11.8             26.5       (14.7)        -56%
      -      8.3     (8.3)  -100%    Non-Operating Income (Expense)                -              8.3        (8.3)       -100%
---------------------------------                                            -------------------------------------------------
 $ 65.1   $ 91.2  $ (26.1)   -29%       Net Income from Cont. Ops.            $ 11.8           $ 34.8     $ (23.0)        -66%
=================================                                            =================================================
   1.02     1.42    (0.40)   -28%    EPS - Diluted Net Income from Cont. Ops.   0.18             0.55       (0.37)        -67%
      -    (0.13)    0.13     N/M    EPS - Non-Operating                           -            (0.13)       0.13          N/M
   1.02     1.29    (0.27)   -21%    EPS - Diluted Operating (1)                0.18             0.42       (0.24)        -57%
   1.05     1.30    (0.25)   -19%    EPS - Diluted Operating Cash (2)           0.20             0.42       (0.22)        -52%

 63,629   63,729     (100)     0%    EOP Shares Outstanding (000s)            63,629           63,729        (100)          0%
 63,631   64,101     (470)    -1%    Average Basic Shares (000s)              63,718           63,901        (183)          0%
 63,695   64,245     (550)    -1%    Average Diluted Shares (000s)            63,878           64,075        (197)          0%

     FTE - Fully taxable equivalent basis
     (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
     (2)  Excludes after-tax impact of amortization of intangible assets.

                                                           Old National Bancorp
                                                            NET INCOME TRENDS
                                                            -----------------
                                                            Third Quarter 2003
                                                 ($ In Millions except EPS information)

                                                                                2002                            2003
                                                                   -------------------------------  --------------------------------
  1999   2000   2001   2002                                        1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
  ----   ----   ----   ----                                        ------- ------- ------- -------  ------- ------- ------- -------
 583.7  657.9  651.0  572.6 Interest Income - FTE                   146.2   146.0   142.7   137.7    130.0   126.6   120.9
 284.6  368.4  338.4  258.0 Less: Interest Expense                   65.9    66.4    64.7    61.0     53.8    51.8    47.3
---------------------------                                        -------------------------------  --------------------------------
 299.2  289.5  312.6  314.6 Net Interest Income - FTE                80.3    79.6    78.0    76.7     76.2    74.8    73.6

  21.7   22.6   20.7   24.4 Trust and asset management fees           5.0     5.1     7.3     7.0      7.4     7.7     7.6
  25.0   34.3   40.5   42.0 Service charges on deposit accounts       9.3    10.2    10.8    11.6     10.8    11.6    11.5
   6.6   11.5   13.3   16.7 Insurance premiums and commissions        4.2     4.2     3.3     5.0      8.2     9.1    10.1
   6.4    7.1    6.8    9.0 Investment product fees                   1.8     2.1     2.5     2.6      2.7     2.7     2.6
   2.0    2.6    9.7   14.5 Mortgage banking revenue                  3.4     2.7     3.9     4.5      4.4     4.9     8.0
  18.8   23.7   17.2   23.0 Other income                              5.2     5.9     6.4     5.5      6.7     6.2     5.9
  80.5  101.8  108.2  129.6   Total Fees and Service Charges         28.9    30.2    34.2    36.2     40.2    42.2    45.7

   2.6   (0.1)   4.8   12.4 Gains (Losses) Sales of Securities        1.6     1.0     5.8     4.1      2.7    20.8     0.1

  83.2  101.7  113.0  142.0   Total Noninterest Income               30.5    31.1    40.0    40.4     42.9    62.9    45.8

 382.3  391.2  425.6  456.6   Total Revenues (FTE)                  110.9   110.8   118.0   117.0    119.1   137.7   119.4

 129.4  130.2  138.2  148.4 Salaries and employee benefits           36.2    34.8    38.7    38.7     41.7    44.1    43.4
  94.5   97.8  106.9  109.4 Other expense                            25.1    25.7    28.0    30.6     28.5    29.8    32.1

 223.9  228.0  245.1  257.8   Total Noninterest Expense              61.3    60.5    66.7    69.3     70.2    74.0    75.5

  14.8   26.0   28.7   33.5 Provision for loan losses                 7.5     7.5    11.0     7.5      9.0    22.5    27.5

 143.6  137.2  151.8  165.3   Pre-Tax Income (FTE)                   42.1    42.7    40.3    40.2     39.9    41.3    16.4

  32.4   30.1   31.5   30.5 Income Taxes                              8.3     7.9     7.3     6.9      7.3     7.9    (1.5)
  17.9   19.6   21.3   25.2 FTE Adjustment                            5.9     6.3     6.4     6.6      6.4     6.4     6.2

  50.4   49.8   52.8   55.6   Total Taxes (FTE)                      14.2    14.2    13.7    13.5     13.7    14.2     4.6

  93.3   87.4   99.0  109.6  Operating Earnings (1)                  27.9    28.5    26.5    26.7     26.3    27.1    11.8
     -  (25.7)  (5.9)   8.3 Non-Operating Income (Expense)              -       -     8.3       -        -       -       -
  93.3   61.7   93.0  117.9   Net Income from Cont. Ops.             27.9    28.5    34.8    26.7     26.3    27.1    11.8

  1.37   0.94   1.42   1.84 EPS - Diluted Net Income from Cont. Ops. 0.43    0.44    0.55    0.42     0.41    0.43    0.18
     -  (0.37) (0.09)  0.13 EPS - Non-Operating                         -       -    0.13       -        -       -       -
  1.37   1.31   1.51   1.71 EPS - Diluted Operating  (1)             0.43    0.44    0.42    0.42     0.41    0.43    0.18
  1.41   1.38   1.61   1.72 EPS - Diluted Operating Cash (2)         0.43    0.45    0.42    0.42     0.42    0.43    0.20

68,549 66,371 65,341 64,103 Average Diluted Shares (000s)          64,281  64,383  64,075  63,679   63,757  63,523  63,878

     FTE - Fully taxable equivalent basis
     (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
     (2)  Excludes after-tax impact of amortization of intangible assets.

                                                   Old National Bancorp
                                                    Balance Sheet (EOP)
                                                    -------------------
                                                    Third Quarter 2003
                                                      ($ in Millions)

                                                    9/30/03      6/30/03      9/30/02   Change from Prior Year
                                                    -------      -------      -------   ----------------------
                                                                                             $           %
                                                                                        ---------     ------
Assets
  Securities
    Government and Agencies                       $    615.9   $    559.6   $    477.7   $  138.2        29%
    Municipals                                         653.5        679.6        710.1      (56.6)       -8%
    Mortgage Backed                                  1,644.5      1,957.9      1,472.6      171.9        12%
    Other (1)                                          213.2        136.9        143.0       70.2        49%
                                                  ----------   ----------   ----------   --------     ------
  Total Investments (1)                              3,127.0      3,334.0      2,803.4      323.7        12%
                                                  ----------   ----------   ----------   --------     ------
  Residential Loans Held for Sale                       16.9         56.3        129.7     (112.8)      -87%
  Loans
    Commercial                                       1,684.8      1,709.9      1,677.2        7.6         0%
    Commercial and Agriculture Real Estate           1,832.5      1,876.0      1,833.1       (0.6)        0%
    Consumer                                         1,134.8      1,090.1      1,062.7       72.1         7%
                                                  ----------   ----------   ----------   --------     ------
        Subtotal                                     4,652.1      4,676.0      4,573.0       79.1         2%
    Residential Real Estate                            934.2        895.3      1,123.6     (189.4)      -17%
                                                  ----------   ----------   ----------   --------     ------
  Total Loans                                        5,586.3      5,571.3      5,696.6     (110.3)       -2%
                                                  ----------   ----------   ----------   --------     ------
     Total Earning Assets                            8,730.2      8,961.6      8,629.6      100.6         1%
                                                  ----------   ----------   ----------   --------     ------

Allowance for loan losses                              (99.4)       (98.0)       (86.1)     (13.3)       15%
Nonearning assets
    Goodwill and Intangible assets                     172.2        146.1        111.3       60.9        55%
    Other assets                                       714.8        728.1        671.8       43.0         6%
                                                  ----------   ----------   ----------   --------     ------
Total Nonearning assets                                887.0        874.1        783.0      104.0        13%
                                                  ----------   ----------   ----------   --------     ------

                                                  ----------   ----------   ----------   --------     ------
     Total Assets                                 $  9,517.7   $  9,737.7   $  9,326.5   $  191.3         2%
                                                  ==========   ==========   ==========   ========     ======

Liabilities and Equity
  Noninterest-bearing demand deposits             $    756.4   $    835.1   $    724.6   $   31.8         4%
  NOW and Savings accounts                           1,937.6      2,074.4      1,698.4      239.2        14%
  Money market accounts                                644.8        565.2        590.1       54.7         9%
  Other time                                         2,667.0      2,731.4      3,056.7     (389.7)      -13%

                                                  ----------   ----------   ----------   --------     ------
     Total Core Deposits                             6,005.8      6,206.2      6,069.8      (64.0)       -1%
                                                  ----------   ----------   ----------   --------     ------

Borrowed Funds (includes Brokered CD's)              2,679.4      2,597.4      2,428.4      251.0        10%

Accrued expenses and other liabilities                 110.8        168.5        100.5       10.4        10%

                                                  ----------   ----------   ----------   --------     ------
     Total Liabilities                               8,796.0      8,972.1      8,598.6      197.4         2%
                                                  ----------   ----------   ----------   --------     ------

Shareholders' equity                                   721.8        765.7        727.9       (6.1)       -1%

                                                  ----------   ----------   ----------   --------     ------
     Total Liabilities and Shareholders Equity    $  9,517.7   $  9,737.7   $  9,326.5   $  191.3         2%
                                                  ==========   ==========   ==========   ========     ======

     (1)  Includes money market investments.

                                                     Old National Bancorp
                                                     Balance Sheet Trends
                                                     --------------------
                                                       PERIOD AVERAGES
                                                       ($ in Millions)
 1999   2000   2001   2002                                                  2002                                2003
 ----   ----   ----   ----                                   ----------------------------------   ----------------------------------
                                                             1st Qtr  2nd Qtr  3rd Qtr  4th Qtr   1st Qtr  2nd Qtr  3rd Qtr  4th Qtr
                                                             -------  -------  -------  -------   -------  -------  -------  -------
                            Assets
                             Securities
 $ 404  $ 513  $ 482  $ 593     Government and Agencies       $ 607    $ 563    $ 565    $ 637     $ 708    $ 614    $ 589
   551    542    582    656     Municipals                      602      624      688      710       689      676      654
   829    666    773  1,342     Mortgage Backed               1,099    1,351    1,436    1,480     1,573    1,886    1,814
   103    122    181    146     Other (1)                       142      144      145      154       128      132      168
---------------------------                                  ----------------------------------   ----------------------------------
 1,887  1,842  2,018  2,737   Total Investments (1)           2,450    2,682    2,834    2,981     3,098    3,308    3,225
---------------------------                                  ----------------------------------   ----------------------------------
                              Loans
 1,278  1,476  1,692  1,690     Commercial                    1,698    1,701    1,690    1,673     1,677    1,706    1,698
                                Commercial and Agriculture
 1,211  1,538  1,855  1,844         Real Estate               1,842    1,853    1,832    1,851     1,876    1,872    1,869
   856    986  1,052  1,057     Consumer                      1,045    1,051    1,066    1,065     1,054    1,069    1,110
---------------------------                                  ----------------------------------   ----------------------------------
 3,345  4,000  4,599  4,592         Subtotal                  4,584    4,606    4,588    4,589     4,607    4,647    4,678
 2,081  2,088  1,682  1,287     Residential Real Estate (2)   1,406    1,300    1,247    1,193     1,091      984      977
---------------------------                                  ----------------------------------   ----------------------------------
 5,425  6,088  6,281  5,878   Total Loans (2)                 5,991    5,906    5,835    5,782     5,698    5,631    5,655
---------------------------                                  ----------------------------------   ----------------------------------
 7,313  7,930  8,299  8,615      Total Earning Assets         8,441    8,588    8,669    8,763     8,796    8,940    8,880
---------------------------                                  ----------------------------------   ----------------------------------

   (64)   (71)   (74)   (81)Allowance for loan losses           (76)     (79)     (83)     (88)      (89)     (87)     (98)
   537    592    640    730 Nonearning assets                   705      713      742      761       794      811      858

---------------------------                                  ----------------------------------   ----------------------------------
$7,785 $8,451 $8,864 $9,264      Total Assets                $ 9,069  $ 9,222  $ 9,328  $ 9,436   $ 9,501  $ 9,665  $ 9,639
===========================                                  ==================================   ==================================
                            Liabilities and Equity
                              Noninterest-bearing demand
 $ 613  $ 637  $ 664  $ 712     deposits                      $ 709    $ 705    $ 707    $ 728     $ 730    $ 744    $ 761
 1,290  1,299  1,339  1,678   NOW and Savings accounts        1,539    1,650    1,716    1,809     1,871    2,058    1,996
   712    712    778    644   Money market accounts             699      666      612      599       590      587      629
 2,610  2,713  3,065  3,146   Other time                      3,223    3,208    3,136    3,019     2,900    2,813    2,694

---------------------------                                  ----------------------------------   ----------------------------------
 5,226  5,361  5,847  6,181      Total Core Deposits          6,170    6,229    6,171    6,156     6,091    6,202    6,080
---------------------------                                  ----------------------------------   ----------------------------------

                            Borrowed Funds
 1,844  2,417  2,287  2,294      (includes Brokered CD's)     2,153    2,232    2,346    2,446     2,541    2,594    2,683

                            Accrued expenses and other
   100     89     86     97   liabilities                        92       89       96      110       121      110      135

---------------------------                                  ----------------------------------   ----------------------------------
 7,170  7,866  8,220  8,572      Total Liabilities            8,415    8,550    8,613    8,711     8,753    8,906    8,898
---------------------------                                  ----------------------------------   ----------------------------------

   615    585    644    692 Shareholders' equity                654      673      715      725       749      758      742

---------------------------                                  ----------------------------------   ----------------------------------
                                 Total Liabilities and
$7,785 $8,451 $8,864 $9,264          Equity                  $ 9,069  $ 9,222  $ 9,328  $ 9,436   $ 9,501  $ 9,665  $ 9,639
===========================                                  ==================================   ==================================

     (1)  Includes money market investments.
     (2)  Includes residential loans held for sale.

                                                              Old National Bancorp
                                                         Interest Rate Trends (FTE basis)
                                                         --------------------------------
                                                                 PERIOD AVERAGES

 1999   2000   2001   2002                                                       2002                             2003
 ----   ----   ----   ----                                          -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
                            Earning Assets
                              Securities
 6.38%  6.80%  6.17%  4.55%     Government and Agencies              4.83%   4.77%   4.54%   4.09%    3.99%   3.92%   3.77%
 7.47%  7.49%  7.07%  7.13%     Municipals                           7.21%   7.28%   6.97%   7.08%    7.08%   7.03%   6.97%
 6.45%  6.84%  6.46%  5.45%     Mortgage Backed                      5.75%   5.76%   5.51%   4.88%    4.50%   4.02%   3.81%
 6.57%  7.52%  6.05%  5.14%     Other (1)                            5.38%   5.32%   5.30%   4.59%    4.83%   4.91%   3.64%
---------------------------                                         -------------------------------  -------------------------------
 6.74%  7.07%  6.53%  5.64% Total Investments (1)                    5.86%   5.89%   5.66%   5.22%    4.97%   4.65%   4.43%
---------------------------                                         -------------------------------  -------------------------------
                              Loans
 8.74%  9.28%  8.18%  6.58%     Commercial                           6.90%   6.67%   6.47%   6.27%    5.95%   5.66%   5.50%
                                Commercial and Agriculture
 8.15%  8.63%  8.22%  6.93%          Real Estate                     7.35%   7.04%   6.85%   6.50%    6.25%   6.05%   5.62%
 9.57%  9.38%  9.28%  8.04%     Consumer                             8.38%   8.16%   7.95%   7.70%    7.55%   7.43%   7.10%
---------------------------                                         -------------------------------  -------------------------------
 8.74%  9.05%  8.45%  7.06%          Subtotal                        7.42%   7.16%   6.97%   6.69%    6.44%   6.22%   5.93%
 7.89%  7.93%  7.77%  7.32%     Residential Real Estate (2)          7.54%   7.47%   7.06%   7.16%    6.72%   6.50%   6.23%
---------------------------                                         -------------------------------  -------------------------------
 8.41%  8.67%  8.27%  7.11%   Total Loans (2)                        7.45%   7.23%   6.99%   6.79%    6.49%   6.27%   5.98%
---------------------------                                         -------------------------------  -------------------------------

---------------------------                                         -------------------------------  -------------------------------
 7.98%  8.30%  7.84%  6.65%      Total Earning Assets                6.98%   6.81%   6.55%   6.26%    5.95%   5.67%   5.42%
===========================                                         ===============================  ===============================


                            Interest-bearing Liabilities
 1.70%  1.94%  1.68%  1.22%   NOW and Savings accounts               1.16%   1.23%   1.32%   1.17%    0.99%   1.04%   0.73%
 3.85%  4.88%  3.32%  1.55%   Money market accounts                  1.65%   1.64%   1.60%   1.30%    1.11%   1.00%   0.82%
 5.18%  5.64%  5.52%  4.58%   Other time                             4.70%   4.65%   4.53%   4.43%    4.24%   4.03%   3.86%

---------------------------                                         -------------------------------  -------------------------------
 4.00%  4.51%  4.20%  3.19%      Total Interest-Bearing Deposits     3.31%   3.27%   3.20%   3.00%    2.77%   2.57%   2.33%
---------------------------                                         -------------------------------  -------------------------------

 5.43%  6.43%  5.29%  3.63% Borrowed Funds (includes Brokered CD's)  4.01%   3.83%   3.50%   3.25%    2.75%   2.59%   2.38%

---------------------------                                         -------------------------------  -------------------------------
 4.41%  5.16%  4.53%  3.32%      Total Interest-Bearing Liabilities  3.51%   3.43%   3.29%   3.07%    2.76%   2.58%   2.34%
===========================                                         ===============================  ===============================


 3.58%  3.14%  3.31%  3.32% Net Interest Rate Spread                 3.47%   3.38%   3.27%   3.18%    3.19%   3.09%   3.08%

 4.09%  3.65%  3.77%  3.65% Net Interest Margin                      3.81%   3.71%   3.60%   3.50%    3.46%   3.35%   3.32%

     (1)  Includes money market investments.
     (2)  Includes residential loans held for sale.

                                                       Old National Bancorp
                                                          Asset Quality
                                                          -------------
                                                          End of Period
                                                         ($ in Millions)
 1999    2000    2001    2002                                                    2002                            2003
 ----    ----    ----    ----                                      -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
   59.4    65.7    73.8    74.2 Beginning allowance for loan losses   74.2    76.8    80.9    86.1     87.7    84.0    98.0

   14.8    26.0    28.7    33.5   Provision for loan losses            7.5     7.5    11.0     7.5      9.0    22.5    27.5

    1.0     6.0       -       -   Acquired from acquisition              -       -       -       -        -       -       -

  (16.9)  (29.3)  (36.2)  (27.6)     Gross charge-offs (1)            (6.8)   (5.4)   (7.8)   (7.6)   (14.3)  (10.2)  (29.6)
    7.4     5.5     7.9     7.6      Gross recoveries                  1.9     2.0     2.0     1.7      1.6     1.7     3.5

--------------------------------                                   -------------------------------  -------------------------------
   (9.5)  (23.9)  (28.3)  (20.0)  Net Charge-offs (1)                 (4.9)   (3.4)   (5.7)   (5.9)   (12.7)   (8.5)  (26.1)
--------------------------------                                   -------------------------------  -------------------------------

--------------------------------                                   -------------------------------  -------------------------------
   65.7    73.8    74.2    87.7 Ending allowance for loan losses      76.8    80.9    86.1    87.7     84.0    98.0    99.4
================================                                   ===============================  ===============================


                                Net Charge-offs / Average
  0.17%   0.39%   0.45%   0.34%   Loans (1) (2)                      0.33%   0.23%   0.39%   0.41%    0.89%   0.60%   1.85%

5,425.1 6,087.9 6,281.0 5,878.3 Average Loans Outstanding (2)      5,990.6 5,906.0 5,834.9 5,781.6  5,698.0 5,631.5 5,655.0

5,714.7 6,348.3 6,132.9 5,769.6 EOP Loans Outstanding (2)          5,927.9 5,893.2 5,826.3 5,769.6  5,639.9 5,627.6 5,603.2

                                Allowance for Loan Loss /
  1.15%   1.16%   1.21%   1.52%   EOP Loans(2)                       1.30%   1.37%   1.48%   1.52%    1.49%   1.74%   1.77%


                                Underperforming Assets
                                   Loans 90 days and over
    5.2     6.6    12.6     9.5       (still accruing)                 6.5    12.2     6.3     9.5     14.1     5.6    11.4
                                   Non-performing loans:
   19.2    22.7    37.9   100.3       Nonaccrual loans                35.6    35.2    65.2   100.3    116.5   146.4   110.2
    0.5     0.2    25.9       -       Renegotiated loans               6.6     6.7       -       -        -       -       -
--------------------------------                                   -------------------------------  -------------------------------
   19.7    23.0    63.8   100.3          Total non-performing loans   42.2    41.8    65.2   100.3    116.5   146.4   110.2
--------------------------------                                   -------------------------------  -------------------------------
    3.7     3.6     9.2     7.9    Foreclosed properties               9.2     8.8     9.0     7.9      9.0     8.9     9.8


  0.35%   0.36%   1.04%   1.74% Non-performing loans / Loans (2)     0.71%   0.71%   1.12%   1.74%    2.07%   2.60%   1.97%

   333%    321%    116%     87% Allowance to Non-performing           182%    193%    132%     87%      72%     67%     90%

     (1) Net charge-offs include $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the third quarter and second quarter of 2003, respectively.
     (2)  Includes residential loans held for sale.
                                                                          PAGE 7